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                       SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549-1004

                                    FORM 8-K

                    CURRENT REPORT PURSUANT TO SECTION 13 OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): November 15, 2001

                             Hewlett-Packard Company
             (Exact name of Registrant as specified in its charter)

          Delaware                       1-4423                   94-1081436
(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                      Identification No.)





                               3000 Hanover Street
                               Palo Alto, CA 94304
                    (Address of Principal Executive Offices)

                                 (650) 857-1501
              (Registrant's telephone number, including area code)

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ITEM 5.   OTHER EVENTS

          On November 15, 2001, Hewlett-Packard Company, a Delaware corporation ("HP"), filed with the Securities and Exchange Commission a Registration Statement on Form S-4 (the "Registration Statement") in connection with the proposed business combination of HP and Compaq Computer Corporation, a Delaware corporation ("Compaq"), by means of a merger of a wholly-owned subsidiary of HP with and into Compaq (the "Merger"). Risk factors relating to the Merger and the combined company following the Merger are included in the Registration Statement and are attached hereto as Exhibit 99.1 and incorporated by reference herein. Unaudited pro forma financial information of HP giving effect to the Merger as a purchase of Compaq by HP using the purchase method of accounting is included in the Registration Statement and is attached hereto as Exhibit 99.2 and incorporated by reference herein.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 99.1 Cautionary Statement Regarding Forward-Looking Information and Risk Factors relating to the Merger and the combined company following the Merger that are included in a Registration Statement on Form S-4 filed by HP with the Securities and Exchange Commission on November 15, 2001 in connection with the proposed Merger.

Exhibit 99.2 Unaudited Pro Forma Condensed Combined Consolidated Financial Statements of HP and Comparative Historical and Pro Forma Per Share Data giving effect to the Merger as a purchase of Compaq by HP using the purchase method of accounting that are included in a Registration Statement on Form S-4 filed by HP with the Securities and Exchange Commission on November 15, 2001 in connection with the proposed Merger and related explanatory note.

Additional Information about the Merger and Where to Find It

On November 15, 2001, HP filed a Registration Statement with the SEC containing the preliminary joint proxy statement/prospectus regarding the Merger. Investors and security holders of HP and Compaq are urged to read the preliminary joint proxy statement/prospectus filed with the SEC on November 15, 2001 and the definitive joint proxy statement/prospectus when it becomes available and any other relevant materials filed by HP or Compaq with the SEC because they contain, or will contain, important information about HP, Compaq and the Merger. The definitive joint proxy statement/prospectus will be sent to the security holders of HP and Compaq seeking their approval of the proposed transaction. The preliminary joint proxy statement/prospectus filed with the SEC on November 15, 2001, the definitive joint proxy statement/prospectus and other relevant materials (when they become available), and any other documents filed by HP or Compaq with the SEC, may be obtained free of charge at the SEC's web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by HP by contacting HP Investor Relations, 3000 Hanover Street, Palo Alto, California 94304, 650-857-1501. Investors and security holders may obtain free copies of the documents filed with the SEC by Compaq by contacting Compaq Investor Relations, P.O. Box 692000, Houston, Texas 77269-2000, 800-433-2391. Investors and security holders are urged to read the definitive joint proxy statement/prospectus and any other relevant materials when they become available before making any voting or investment decision with respect to the Merger.

HP, Carleton S. Fiorina, HP's Chairman of the Board and Chief Executive Officer, Robert P. Wayman, HP's Executive Vice President and Chief Financial Officer, and certain of HP's other executive officers and directors may be deemed to be participants in the solicitation of proxies from the stockholders of HP and Compaq in favor of the Merger. The other executive officers and directors of HP who may be participants in the solicitation of proxies in connection with the Merger have not been determined as of the date of this filing. A description of the interests of Ms. Fiorina, Mr. Wayman and HP's other executive officers and directors in HP is set forth in the proxy statement for HP's 2001 Annual Meeting of Stockholders, which was filed with the SEC on January 25, 2001. Investors and security holders may obtain more detailed information regarding the direct and indirect interests of Ms. Fiorina, Mr. Wayman and HP's other executive officers and directors in the Merger by reading the preliminary joint proxy statement/prospectus filed with the SEC on November 15, 2001, and the definitive joint proxy statement/prospectus when it becomes available.

Compaq and Michael D. Capellas, Compaq's Chairman and Chief Executive Officer, and certain of Compaq's other executive officers and directors may be deemed to be participants in the solicitation of proxies from the stockholders of Compaq and HP in favor of the Merger. The other executive officers and directors of Compaq who may be participants in the solicitation of proxies in connection with the Merger have not been determined as of the date of this filing. A description of the interests of Mr. Capellas and Compaq's other executive officers and directors in Compaq to set forth in the proxy statement for Compaq's 2001 Annual Meeting of Stockholders, which was filed with the SEC on March 12, 2001. Investors and security holders may obtain more detailed information regarding the direct and indirect interests of Mr. Capellas and Compaq's other executive officers and directors in the Merger by reading the preliminary joint proxy statement/prospectus filed with the SEC on November 15, 2001 and the definitive joint proxy statement/prospectus when it becomes available.

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                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         HEWLETT-PACKARD COMPANY


Date:  November 15, 2001                 By: /s/ CHARLES N. CHARNAS
                                            -----------------------------------
                                                 Charles N. Charnas
                                                 Assistant Secretary and
                                                 Senior Managing Counsel


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     Exhibit                                  Description
-------------------     --------------------------------------------------------
       99.1             Cautionary Statement Regarding Forward-Looking
                        Information and Risk Factors relating to the Merger and the combined company following the Merger that are included in a Registration Statement on Form S-4 filed by HP with the Securities and Exchange Commission on November 15, 2001 in connection with the proposed
                        Merger.

       99.2 Unaudited Pro Forma Condensed Combined Consolidated Financial Statements of HP and Comparative Historical and Pro Forma Per Share Data giving effect to the Merger as a purchase of Compaq by HP using the purchase method of accounting that are included in a Registration Statement on Form S-4 filed by HP with the Securities and Exchange Commission on November 15, 2001 in connection with the proposed Merger, and related explanatory note.

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